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                                                                    EXHIBIT 10.6

[PLATINUM LOGO]                                The Belvedere Building
                                               69 Pitts Bay Road, Pembroke HM 08
                                               P.O. Box HM 3012
                                               Hamilton HM MX, Bermuda

                                               Tel: (441) 295-7195
                                               Fax: (441) 296-0528

March 12, 2004

William A. Robbie
#3 Seaspray
#1 Palmetto Court
Smiths FL 07 Bermuda

Dear Bill:

         Reference is hereby made to the letter dated July 3, 2002 by and between St. Paul Re, Inc. and you regarding the terms and conditions of your employment with St. Paul Re, Inc. or Platinum Underwriters Holdings, Ltd. (the "Company") and amended on August 16, 2002 (the "Letter Agreement"). This letter (the "Letter Amendment") amends the Letter Agreement to replace Section 5 in its entirety with the following:

5.       HOUSING AND CAR ALLOWANCE.

         TO THE EXTENT THAT YOU ESTABLISH A RESIDENCE IN BERMUDA IN CONNECTION WITH YOUR EMPLOYMENT BY THE COMPANY, YOU WILL BE ENTITLED TO REIMBURSEMENT OF REASONABLE HOUSING AND LIVING EXPENSES (NOT EXCEEDING $15,000 PER MONTH). IN ADDITION, BEGINNING APRIL 1, 2004 YOU WILL BE ENTITLED TO A CAR ALLOWANCE OF $700 PER MONTH.

         All other terms and conditions of the Letter Agreement remain in full force and effect. This Letter Amendment is intended to be a binding obligation upon the Company and you. If this Letter Amendment correctly reflects your understanding, please sign and return one copy to me for the Company's records.

                                       Platinum Underwriters Holdings, Ltd.

                                       By: /s/ Gregory E.A. Morrison
                                           -------------------------------------
                                       Gregory E.A. Morrison
                                       President and Chief Executive Officer

The above Letter Amendment correctly reflects our understanding, and I hereby confirm my agreement to the same.

/s/ William A. Robbie
------------------------
William A. Robbie